UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 10, 2006

Halo Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on September 1, 2006, the board of directors of Halo Technology Holdings, Inc. (the "Company") has determined that investors should not rely on the Company’s (a) consolidated financial statements for the period ended June 30, 2005 and the report thereon of the Company’s independent registered public accountants, included in the Company’s Annual Report on Form 10-KSB filed with the Commission on September 28, 2005; (b) consolidated financial statements for the period ended September 30, 2005, included in the Company’s Quarterly Report on Form 10-QSB filed with the Commission on November 14, 2005; (c) consolidated financial statements for the period ended December 31, 2005, included in the Company’s Quarterly Report on Form 10-QSB filed with the Commission on February 15, 2006; and (d) consolidated financial statements for the period ended March 31, 2006, included in the Company’s Quarterly Report on Form 10-QSB filed with the Commission on May 15, 2006.

In connection with the Commission’s review of the financial statements contained in the Company’s Registration Statement on Form S-4, File Number 333-133025, the Company engaged in extensive discussions with representatives of the Commission with respect to the characterization of certain warrants on the Company’s balance sheet. As a result of these discussions, the Company agreed to restate the financial statements contained in the filings listed above. During the process of preparing restated financial statements contained in the filings listed above, the Company determined that for purposes of providing historical financial information for comparison, it is necessary to amend the Company’s consolidated financial statements for the interim period ended March 31, 2005, included in the Company’s Quarterly Report on Form 10-QSB filed with the Commission on May 20, 2005. As a result, the Company intends to file an amended Quarterly Report for the interim period ended March 31, 2005 containing the restated financial information.

The Company’s board of directors have discussed the matter disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halo Technology Holdings, Inc.

October 11, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President